 Exhibit 10.18
AMENDMENT NO. 1 TO
6% CONVERTIBLE NOTE
THIS AMENDMENT NO. 1 TO 6% CONVERTIBLE NOTE, dated as of March 28, 2016 (this “Amendment”), between Adgero Biopharmaceuticals, Inc., a Delaware corporation (the “Company”) and Dr. Roman Perez Soler (the “Investor”).
W I T N E S S E T H
WHEREAS, the Company previously issued to Investor its 6% Convertible Note in the principal amount of $10,000, dated October 28, 2015 (the “Note”); and
WHEREAS, the Company and Investor wish to amend the Note to extend the Maturity Date of the Note.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Note as follows:
1 1. Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Note shall have the meaning assigned to such term in the Note. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Note” and each other similar reference, contained in the Note shall from and after the date hereof refer to the Note as amended hereby. Except as amended hereby, all terms and provisions of the Note shall continue unmodified and remain in full force and effect.
2 2. Extension of Maturity Date. The second sentence of Section 1 of the Note is hereby amended and restated in its entirety as follows:
“Maturity Date” shall mean June 9, 2016.

3 3. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
4 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
ADGERO BIOPHARMACEUTICALS, INC.

By: /s/ Frank Pilkiewicz
Name: Frank Pilkiewicz
Title: Chief Executive Officer

INVESTOR

/s/ Roman Perez Soler
Dr. Roman Perez Soler

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